                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported)    March 13, 2001
                                                  ------------------------

                            SCC Communications Corp.
     ---------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                    Delaware
     ---------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

            000-29678                                 84-0796285
     ------------------------            ---------------------------------
     (Commission File Number)            (IRS Employee Identification No.)

      6285 Lookout Road, Boulder, Colorado                        80301
     ----------------------------------------                   ----------
     (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code    (303) 581-5600
                                                     ---------------------

                                 Not Applicable
     ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (a)  Financial Statements of Businesses Acquired:

          Not required.

     (b)  Pro Forma Financial Information:

          Not required.

     (c)  Exhibits:

          Exhibit Number                   Description
          --------------      ----------------------------------
               20.1           Press Release dated March 13, 2001.



ITEM 9.  REGULATION FD DISCLOSURE.

     Please refer to the attached press release (Exhibit 20.1), which was issued on March 13, 2001, concurrently with this filing on Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SCC Communications Corp.
                                       ------------------------
                                            (Registrant)



     Date: March 13, 2001              By: /s/ Michael D. Dingman, Jr.
                                           ---------------------------
                                           Michael D. Dingman, Jr.
                                           Chief Financial Officer